Investor Update Second Quarter 2026

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward- looking statements include, but are not limited to, statements relating to the expected benefits of the merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and First Savings Financial Group, Inc. (“First Savings”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission (“SEC”). First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 28 Yrs Banking: 28 Yrs FMB: 11 Yrs Banking: 23 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 18 Yrs Banking: 37 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 18 Yrs Banking: 36 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University. Mark Hardwick – 11/03/1997 Mike Stewart - 02/01/2008 1988 Banking Start John Martin – 12/31/2007 Michele Kawiecki – 03/02/2015

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 6/30/20261 $21.3 Billion $15.5 Billion $16.8 Billion $6.7 Billion Assets Under Advisement2 Total Assets Total Loans Total Deposits TCE/TA YTD Return on TCE YTD ROAA Dividend Yield Price / Tangible Book Price / LTM EPS 0.69% 8.99% 8.10% 3.32% 1.47x 14.0x Market Cap $2.7B Largest financial services holding company headquartered in Central Indiana 126 Banking Centers 1Reported values impacted by acquisition-related expenses and net loss on mortgage loan sale 2Includes $4.4 billion in assets under management; excludes $0.3 billion in custody assets 4 1.06% 12.23% Reported Adjusted

Second Quarter Highlights 5 ▪ Reported EPS of $0.70 compared to $0.98 in 2Q25; excluding acquisition-related expenses ($3.8 million), adjusted EPS of $0.741,2 compared to EPS of $0.981,2 in 2Q25 ▪ Earnings impacted by elevated provision of $33.0 million driven by two non-accrual commercial credits ▪ Strong PTPP earnings of $84.6 million, with PTPP ROA of 1.59% and PTPP ROE of 12.52%2 ▪ PTPP growth of $5.9 million, or 7.5% linked quarter2 ▪ Strong organic loan growth of $221.7 million, or 5.8% annualized ▪ Completed sale of mortgage loans with fair value of $271.1 million and weighted average rate of 3.43% ▪ Efficiency ratio of 55.11%; adjusted efficiency ratio of 53.22% when excluding acquisition-related expenses ▪ System integration of First Savings completed during the quarter ▪ Repurchased 336,145 shares totaling $13.4 million during the quarter ▪ Maintained a strong capital position with tangible common equity ratio of 8.99% 6.44% ROE 9.80% ROTCE2 ROE & ROTCE (Annualized) $43.5 Million $0.70 Per Share Net Income & EPS1 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation 0.83% ROA 1.59% PTPP ROA2 ROA (Annualized)

Year to Date Highlights 6 5.32% ROE 8.10% ROTCE2 Reported ROE & ROTCE (Annualized) $71.2 Million $1.15 Per Share Reported Net Income & EPS1 0.69% ROA 1.57% PTPP ROA2 Reported ROA (Annualized) ▪ Reported EPS of $1.15 compared to $1.92 in prior year; excluding acquisition-related expenses ($20.8 million) and the net loss on mortgage loans sold ($29.8 million), adjusted EPS of $1.771,2 compared to EPS of $1.921,2 in prior year ▪ Strong PTPP earnings of $163.3 million, with PTPP ROA of 1.57% and PTPP ROE of 12.19%2 ▪ PTPP growth of $25.1 million, or 18.2% year to date2 ▪ Efficiency ratio of 63.75%; adjusted efficiency ratio of 53.70% when excluding acquisition-related expenses and the mortgage loan reclassification ▪ Legal close of the acquisition of First Savings in Jeffersonville, Indiana on February 1, 2026 ▪ System integration completed in the second quarter 2026 ▪ Repurchased 976,631 shares totaling $38.3 million year to date $109.5 Million $1.77 Per Share Adjusted Net Income & EPS1,2 8.18% ROE 12.23% ROTCE Adjusted ROE & ROTCE2 (Annualized) 1.06% ROA Adjusted ROA2 (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation

Business Strategy 7 Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Strategy: Advantages: We deliver flexible solutions through a high-touch, client-centric banking model supported by experienced teams and accessible leadership, focusing on in- footprint relationships with Whole Bank potential. • Client-Centric Relationship Banking • Experienced, Aligned Teams • Accessible Leadership • Speed & Flexibility Strategy: We help personal banking clients and small business owners prosper through a relationship-driven approach supported by strong digital capabilities and local market connectivity. • Client-Centric Strategy • Community Engagement • Career Development • Performance and Culture Advantages: Strategy: We partner with individuals, families and organizations to provide comprehensive solutions and personal service in pursuit of a secure financial future • Scalable technology and relationship data integration • Proactive service and client advocacy leveraging experience • Delivering a comprehensive and coordinated client experience • Connected and empowered resources in our Communities Advantages: Strategy: Differentiate First Merchants in the Mortgage Market through a rewarding experience that attracts loyal clients and high-performing talent, while driving net contribution and expanding household relationships across the bank. • Industry-leading technology with robust digital solutions • Leveraging self-sourced & internal referrals to unlock new opportunities • Resilient through every economic cycles • Products tailored to meet the needs of diverse customer needs Advantages: Our strategy is to build on our Midwestern strength – grow organically through more and deeper relationships enhanced through smarter use of technology and customer-centric products.

Business Highlights - Loans


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.5B
Loans: $2.8B
Northwest Indiana
Lake County Rank: 5
Lafayette MSA Rank: 2
Deposits: $3.3B
Loans: $2.2B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $4.7B
Loans: $2.1B
Indianapolis
Indianapolis MSA Rank:7
Deposits: $4.2B
Loans: $5.0B
Columbus
Columbus MSA Rank: 15
Deposits: $0.7B
Loans: $1.5B
Southern Indiana
Southern Indiana3 Rank: 1
Deposits: $1.4B
Loans: $1.9B

MSA and County ranking data per FDIC

[1]Commercial includes Public Finance, Consumer includes Private Wealth and Mortgage. Growth annualized.

[2]Growth excluding loans acquired from First Savings and the mortgage loan sale

[3]Southern Indiana includes Indiana counties in which First Merchants operates: Clark, Crawford, Daviess, Floyd, Harrison, and Washington

First Merchants.

Loan Growth Summary[1,2]

	2Q26 Balance ($B)	Growth
Commercial	11.9	5.8%
Consumer	3.6	5.8%
Total Loan Growth QTD		5.8%
Total Loan Growth YTD		2.9%

Commercial

- **Strong Commercial growth during the quarter of ~$171 million, or 5.8% annualized growth**
  - **C&I growth of ~$113 million**
    - **Regional Banking growth of ~$66 million**
    - **CRE Owner Occupied growth of ~$34 million**
  - **IRE growth of ~$54 million**
    - **CRE Non-Owner Occupied growth of ~$80 million**
    - **Construction decline of ~$26 million**
- **Commercial pipelines remained strong at quarter end**

Consumer

- **Consumer growth during the quarter of ~$51 million, or 5.8% annualized**
  - **Residential Mortgage growth of ~$40 million, excluding loan sale**
  - **Home Equity growth of ~$14 million**
- **Consumer pipelines remained strong at quarter end**

8

Business Highlights - Deposits


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.5B
Loans: $2.8B
Northwest Indiana
Lake County Rank: 5
Lafayette MSA Rank: 2
Deposits: $3.3B
Loans: $2.2B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $4.7B
Loans: $2.1B
Indianapolis
Indianapolis MSA Rank:7
Deposits: $4.2B
Loans: $5.0B
Columbus
Columbus MSA Rank: 15
Deposits: $0.7B
Loans: $1.5B
Southern Indiana
Southern Indiana³ Rank: 1
Deposits: $1.4B
Loans: $1.9B

MSA and County ranking data per FDIC

[1]Commercial includes Public Funds deposits and Consumer includes Private Wealth and Mortgage. Growth annualized.

[2]Growth excludes deposits acquired from First Savings

[3]Southern Indiana includes Indiana counties in which First Merchants operates: Clark, Crawford, Daviess, Floyd, Harrison, and Washington

First Merchants.

Deposit Growth Summary[1]

	2Q26 Balance ($B)	Growth
Commercial	8.7	35.6%
Consumer	6.5	-12.5%
Total Deposit Growth QTD		6.5%
Total Deposit Growth YTD		-3.0%

Commercial

- **Commercial deposit drivers were:**
  - **Core relationship balances increased ~$10 million**
    - **A client company sale resulted in large, temporary deposit of ~$355 million.**
  - **Public Funds balances had seasonal increases of ~$343 million**

Consumer

- **Consumer deposit drivers were:**
  - **Consumer non-maturity balances had seasonal declines of ~$208 million**
  - **Maturity balance declined ~$12 million**
  - **Private Wealth deposit declined ~$27 million**

9

Second Quarter Financial Results

($M except per share data)

		For the Three Months Ended,					Variance Linked Quarter	% Variance Linked QTR-Annualized
		6/30/25	9/30/25	12/31/25	3/31/26	6/30/26		
	Balance Sheet & Asset Quality							
1.	Total Assets	$18,592.8	$18,811.6	$19,025.1	$21,072.5	$21,348.8	$276.3	5.2%
2.	Loans	13,325.5	13,614.4	13,811.8	15,261.9	15,530.7	268.8	7.0%
3.	Investments	3,381.0	3,382.4	3,378.6	3,309.9	3,292.1	(17.8)	-2.2%
4.	Deposits	14,797.6	14,870.0	15,294.9	16,485.6	16,753.4	267.8	6.5%
5.	Total Equity	2,348.0	2,412.4	2,466.7	2,672.6	2,697.2	24.6	3.7%
6.	TCE Ratio	8.92%	9.18%	9.38%	9.00%	8.99%	-0.01%	
7.	Total RBC Ratio	13.06	13.04	13.41	13.05	12.98	-0.07	
8.	ACL / Loans	1.47	1.43	1.42	1.39	1.56	0.17	
9.	NCOs / Avg Loans	0.07	0.15	0.18	0.27	0.10	-0.17	
10.	NPAs + 90PD / Assets	0.39	0.37	0.39	0.45	0.61	0.16	
	Summary Income Statement							
11.	Net Interest Income	$133.0	$133.7	$139.1	$151.3	$158.9	$7.6	5.0%
12.	Provision for Credit Losses	5.6	4.3	7.2	4.9	33.0	28.1	
13.	Noninterest Income	31.3	32.5	33.1	5.8	37.2	31.4	541.4%
14.	Noninterest Expense	93.6	96.6	99.5	125.1	115.3	(9.8)	-7.8%
15.	Pre-tax Income	65.1	65.3	65.5	27.1	47.8	20.7	76.4%
16.	Provision for Taxes	8.3	8.5	8.4	(1.1)	3.8	4.9	-445.5%
17.	Net Income	56.8	56.8	57.1	28.2	44.0	15.8	56.0%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	56.3	56.4	56.6	27.7	43.5	15.8	57.0%
20.	ROAA	1.23%	1.22%	1.20%	0.55%	0.83%	0.28%	
21.	ROAE	9.63	9.51	9.23	4.17	6.44	2.27	
22.	ROTCE[1]	14.49	14.21	13.57	6.39	9.80	3.41	
23.	Net Interest Margin - FTE	3.25	3.24	3.29	3.35	3.38	0.03	
24.	Efficiency Ratio[1]	53.99	55.09	54.52	74.45	55.11	-19.34	
	Per Share							
25.	Earnings per Diluted Share	$0.98	$0.98	$0.99	$0.45	$0.70	$0.25	
26.	Tangible Book Value per Share[1]	27.90	29.08	30.18	29.34	29.80	0.46	
27.	Dividend per Share	0.36	0.36	0.36	0.36	0.37	0.01	
28.	Dividend Payout Ratio	36.7%	36.7%	36.4%	80.0%	52.9%	-27.1%	

[1]See "Non-GAAP Financial Information" for reconciliation

2Q26 Highlights

- **Net interest income increased $7.6 million, or 5.0%,** benefiting from higher earning asset income
- **Net interest margin - FTE of 3.38%** increased 3 basis points over prior quarter
- **Noninterest income increased $1.6 million, or 4.4%,** excluding the $29.8 million loss on mortgage loans sold
- **Noninterest expense increased $3.3 million or 3.1%,** excluding acquisition costs
- **$29.80 Tangible Book Value per share, or 1.6% over prior quarter**

First Merchants.

10

Year to Date Financial Results

($M except per share data)	For the Six Months Ended June 30, 2024	2025	2026	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$18,303.4	$18,592.8	$21,348.8	$2,756.0	14.8%
2. Total Loans	12,671.9	13,325.5	15,530.7	2,205.2	16.5%
3. Investments	3,753.1	3,381.0	3,292.1	(88.9)	-2.6%
4. Deposits	14,569.1	14,797.6	16,753.4	1,955.8	13.2%
5. Total Equity	2,212.5	2,348.0	2,697.2	349.2	14.9%
6. TCE Ratio	8.27%	8.92%	8.99%	0.07%	
7. Total RBC Ratio	12.95	13.06	12.98%	-0.08	
8. ACL / Loans	1.50	1.47	1.56	0.09	
9. NCOs / Avg Loans	0.67	0.11	0.19	0.08	
10. NPAs + 90PD / Assets	0.37	0.39	0.61	0.22	
Summary Income Statement					
11. Net Interest Income	$255.6	$263.3	$310.2	$46.9	17.8%
12. Provision for Credit Losses	26.5	9.8	37.9	28.1	
13. Noninterest Income	58.0	61.4	43.0	(18.4)	-30.0%
14. Noninterest Expense	188.3	186.5	240.4	53.9	28.9%
15. Pre-tax Income	98.8	128.4	74.9	(53.5)	-41.7%
16. Provision for Taxes	10.9	16.2	2.7	(13.5)	-83.3%
17. Net Income	87.9	112.2	72.2	(40.0)	-35.7%
18. Preferred Stock Dividends	1.0	1.0	1.0	0.0	
19. Net Income Available to Common Stockholders	86.9	111.2	71.2	(40.0)	-36.0%
20. ROAA	0.96%	1.22%	0.69%	-0.53%	
21. ROAE	7.82	9.51	5.32	-4.19	
22. ROTCE[1]	12.26	14.30	8.10	-6.20	
23. Net Interest Margin - FTE	3.13	3.23	3.36	0.13	
24. Efficiency Ratio[1]	56.47	54.26	63.75	9.49	
Per Share					
25. Earnings per Diluted Share	$1.48	$1.92	$1.15	($0.77)	
26. Tangible Book Value per Share[1]	25.10	27.90	29.80	1.90	
27. Dividend per Share	0.69	0.71	0.73	0.02	
28. Dividend Payout Ratio	46.6%	37.0%	63.5%	26.5%	

Year to Date Highlights

- **YTD results include First Savings operations since close on February 1 with system integration mid-May**
- **53.70% Adjusted Efficiency Ratio[1]**
- **Net interest income increase $46.9 million** benefiting from growth and lower deposit pricing
- **Net interest margin of 3.36%** was 13 basis points higher than prior YTD margin of 3.23%
- **Noninterest income increased $11.4 million**, excluding the $29.8 million loss on mortgage loans sold
- **Tangible Book Value per share totaled $29.80**, or 6.8% over prior year

First Merchants

[1]See "Non-GAAP Financial Information" for reconciliation

11

▪ Net unrealized AFS loss of $171.3 million ($190.6 M prior Q) ▪ Net unrealized HTM loss of $254.0 million ($276.8 M prior Q) Investment Portfolio Highlights 12 2Q26 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.3B Total Investment Portfolio Gains / LossesHighlights ▪ Effective duration of 5.6 years ▪ Cash flow of $156.2 million through remainder of 2026 with a yield of ~2.69% ▪ AA rated municipal bond portfolio ▪ ~54% of portfolio classified as Held-to-Maturity Municipal Bonds 58% Mortgage- Backed Securities 24% Collateralized Mortgage Obligations 5% U.S. Agencies 11% Corporate Obligations 2% $3.4 $3.4 $3.4 $3.3 $3.3 2.64% 2.67% 2.63% 2.63% 2.66% 2Q25 3Q25 4Q25 1Q26 2Q26 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 13 2Q26 Loan Composition Yield on Loans (%) / Total Loans ($B) $15.5B Total 2Q26 Portfolio by Yield Type Highlights Total loan rate mix as of 2Q26 • $10.8 billion variable rate • $4.7 billion fixed rate ▪ Portfolio composition is ~77% Commercial oriented ▪ Total loan yield of 6.11% ▪ New/renewed loan yields averaged 6.28% for the quarter $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 30.4% Commercial Real Estate Owner-Occupied 8.8% Commercial Real Estate Non-Owner Occupied 21.1% Construction Land & Land Development 5.6% Agricultural Land & Production 2.1% Public Finance/Other Commercial 8.6% Residential Mortgage 15.2% Home Equity 7.2% Other Consumer 1.0% $13.3 $13.6 $13.8 $15.3 $15.5 6.32% 6.40% 6.32% 6.09% 6.11% 2Q25 3Q25 4Q25 1Q26 2Q26 Total Loans ($B) Yield on Loans (%) Fixed Rate 31% Prime-Based 11% Other Variable Rates 12% SOFR-Based 46%

$192,757 $195,597 $241,615 $21,250 $22,279 $37,900 $18,410 $14,161 ACL - Loans 12/31/2024 Net Charge- offs 2025 Provision 2025 ACL - Loans 12/31/2025 First Savings Credit Discount Net Charge- offs 2026 YTD Provision 2026 YTD ACL - Loans 6/30/2026 Increase Decrease Allowance for Credit Losses - Loans 14 2Q26 Allowance for Credit Losses – Loans ($M) Highlights Change in ACL – Loans ($ Thousands) ▪ $33.0 million Q2 Provision; includes $29.7 million of specific reserves for two commercial credits ▪ The reserve for unfunded commitments totals $18.5 million and is recorded in Other Liabilities $195.3 $194.5 $195.6 $212.5 $241.6 1.47% 1.43% 1.42% 1.39% 1.56% 2Q25 3Q25 4Q25 1Q26 2Q26 Allowance Allowance to Loans

Demand Deposits 51% Savings Deposits 36% Certificates & Time Deposits > $100k 6% Certificates & Time Deposits < $100k 4% Brokered Certificates of Deposit 3% Deposit Portfolio Highlights 15 2Q26 Deposit Composition Highlights $16.8B Total 1Total brokered deposits of $1.3 billion, which includes brokered CDs of $419 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 91% core deposits2 • 23% noninterest bearing ▪ Insured 70.5% / Uninsured 29.5% ▪ Average deposit account balance of $39,000 1 $14.8 $14.9 $15.3 $16.5 $16.8 2.30% 2.44% 2.32% 2.09% 2.07% 2Q25 3Q25 4Q25 1Q26 2Q26 Total Deposits ($B) Cost of Total Deposits (%)

2Q25 3Q25 4Q25 1Q26 2Q26 1. Net Interest Income - FTE ($millions) 139.2$ 139.9$ 145.3$ 157.7$ 165.3$ 2. Fair Value Accretion 1.0$ 0.9$ 1.0$ 2.8$ 3.7$ 3. Adjusted Net Interest Income - FTE1 138.2$ 139.0$ 144.3$ 154.9$ 161.6$ 4. Tax Equivalent Yield on Earning Assets 5.50% 5.58% 5.52% 5.41% 5.46% 5. Interest Expense/Average Earning Assets 2.25% 2.34% 2.23% 2.06% 2.08% 6. Net Interest Margin - FTE 3.25% 3.24% 3.29% 3.35% 3.38% 7. Fair Value Accretion Effect 0.03% 0.02% 0.02% 0.06% 0.08% 8. Adjusted Net Interest Margin1 3.22% 3.22% 3.27% 3.29% 3.30% Net Interest Margin 16 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion $139.2 $139.9 $145.3 $157.7 $165.3 3.25% 3.24% 3.29% 3.35% 3.38% 2Q25 3Q25 4Q25 1Q26 2Q26 Net Interest Income - FTE ($millions) Net Interest Margin - FTE

18.7% 18.9% 19.1% 18.4% 18.4% Wealth Management $9.6 26% Gain on Sale of Loans $7.8 21% Service Charges $9.4 25% Card Payment Fees $5.5 15% Derivative Hedge Fees $1.1 3%BOLI $2.3 6% Other Customer Fees $0.9 2%Other $0.6 2% Noninterest Income Highlights 17 2Q26 Noninterest Income Detail ($M) $37.2M Total Noninterest Income Trends1 Fee Income / Revenue Highlights ▪ Noninterest income increased $1.6 million when excluding the $29.8 million loss on mortgage loans recorded in prior quarter. ▪ Customer-related fees increased $2.6 million driven by higher gain on sales of loans and derivative hedge fees, which was offset by a $1.1 million decline in BOLI income. Customer-Related Fees ($M) 1Excludes $29.8 million net loss on mortgage loans reclassified to held for sale in 1Q26 $8.8 $8.9 $9.2 $9.8 $9.6 $5.9 $5.0 $5.4 $6.5 $7.8 $8.6 $8.9 $8.7 $9.0 $9.4 $4.9 $5.0 $5.3 $5.3 $5.5 $1.2 $1.5 $1.4 $1.1 $2.0 $29.4 $29.3 $30.0 $31.7 $34.3 2Q25 3Q25 4Q25 1Q26 2Q26 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Customer Fees

53.99% 55.09% 54.52% 74.45% 55.11% Noninterest Expense Highlights 18 2Q26 Noninterest Expense Detail $115.3M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ 2Q26 included acquisition costs of $3.8 million. Adjusted noninterest expense increased $3.3 million over prior quarter driven by higher salaries and benefits, marketing expense and processing fees. 13Q25, 4Q25, 1Q26, and 2Q26 Efficiency Ratios excluding non-core expenses and mortgage loan sale, see “Non-GAAP Financial Information” for reconciliation 2Includes acquisition-related expenses of $17.0 million in 1Q26 and $3.8 million in 2Q26 3Excludes acquisition-related expenses of $3.8 million in 2Q26 54.21%154.56%1 54.65%1 Salary & Benefits $65.8 57% Net Occupancy & Equipment $16.8 15% Outside Data Processing $8.0 7% Professional & Other Outside Services $5.0 4% Intangible Asset Amortization $2.7 2%Marketing $2.4 2% FDIC Expense $4.4 4% Other $10.2 9% 53.22%1 $54.5 $57.3 $58.3 $69.4 $65.8 $65.2 $13.8 $14.1 $14.9 $16.1 $16.8 $15.8 $7.1 $7.0 $7.5 $7.2 $8.0 $7.9 $18.2 $18.2 $18.8 $32.4 $24.7 $22.6 $93.6M $96.6M $99.5M $125.1M $115.3M $111.5M 2Q25 3Q25 4Q25 1Q26 2Q26 2Q26 Adjusted Salary & Benefits Net Occupancy & Equipment Outside Data Processing Other 2 2 3

Capital Ratios 19 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% ▪ Repurchased 336,145 shares totaling $13.4 million during the quarter ▪ Repurchased 976,631 shares totaling $38.3 million year to date Highlights 8.92% 9.18% 9.38% 9.00% 8.99% 2Q25 3Q25 4Q25 1Q26 2Q26 TCE Ratio Target TCE (8.00%) 13.06% 13.04% 13.41% 13.05% 12.98% 2Q25 3Q25 4Q25 1Q26 2Q26 TRBC Ratio Target TRBC Ratio (12.50%) 11.35% 11.34% 11.70% 11.22% 11.16% 2Q25 3Q25 4Q25 1Q26 2Q26 CET 1 Ratio Target CET1 Ratio (10.00%)

Loan Portfolio Insights

Commercial

C&I



Manufacturing 20.4%
Finance & Insurance 12.2%
Other Admin Services 11.3%
Wholesale Trade 10.5%
Professional Service 5.9%
Retail Trade 5.7%
Specialty Trade 4.8%
Investment CRE 4.5%
Construction 3.7%
Transportation & Warehouse 3.6%
Top Industries
% of C&I loans

C&I includes commercial and industrial, sponsor and owner-occupied real estate loans

- **Line utilization 49.7% from 51.0% 1Q26**
- **Shared National Credits:**
  - $1.1 billion to 92 borrowers, $11.5 million average balance
- **Sponsor Finance:**
  - $844.8 million to 96 companies in diverse industries
  - Senior Debt/Adj. EBITDA < 3.0X ~84%
  - Total Debt/Adj. EBITDA < 4.0X ~66%
  - FCCR > 1.50X ~70%
- **NDFI Exposure:**
  - $236.7 million majority comprised of in-market finance companies

CRE

CRE & Construction to Total Loans:



$15.5B
Total Loans
Retail, 6.0%
Multi-Family, 4.9%
Industrial, 3.1%
Warehouse, 2.2%
Office, 1.7%
Other, 3.2%
Construction, 5.6%
Non CRE Loans, 73.3%

- **Largest CRE Property Type is Retail $933 million**
- **Construction Finance:**
  - $709.5 million CRE Construction[1]
  - $164.9 million Resi. Real Estate Construction
- **CRE concentration levels leave capacity for growth opportunities:**

CRE Construction:	38.2% / 100%[2]
CRE Total:	181.1% / 300%[2]

First Merchants

[1]Includes Construction, Land, & Land Development
[2]Measures loans as a percentage of the Bank's total regulatory capital which is used by regulators to assess CRE exposure.

20

Asset Quality 21 Asset Quality Trends ($M) 2Q26 Highlights Asset Quality: ▪ Impacted by two new non-accruals: • $28.1 million – Authorized Wireless Retailer • $13.7 million – Commercial & Residential Roofing Contractor • Associated reserves of $29.7 million 2Q25 3Q25 4Q25 1Q26 2Q26 1. Non-Accrual Loans 67.4$ 65.7$ 71.8$ 89.6$ 118.2$ 2. Other Real Estate 0.2 1.3 0.7 1.3 1.6 3. 90PD Loans 4.4 1.9 2.0 4.0 9.7 4. NPAs + 90PD 72.0$ 68.9$ 74.5$ 94.9$ 129.5$ 5. NPAs + 90PD / Loans and ORE 0.54% 0.51% 0.54% 0.62% 0.83% 6. Classified Loans 373.5$ 344.3$ 353.0$ 357.1$ 393.3$ 7. Classified Loans / Loans 2.80% 2.53% 2.56% 2.34% 2.53% 8. Net Charge-offs (QTD) 2.3$ 5.2$ 6.0$ 10.3$ 3.9$ 9. QTD NCO / Avg. Loans (Annualized) 0.07% 0.15% 0.18% 0.27% 0.10%

Nonperforming Assets 22 Nonperforming Assets Roll Forward ($M) 2Q26 Highlights Nonperforming Migration: ▪ New non-accruals primarily driven by two additions. ▪ Non-accruals to accrual or pay-off totaled $17.7 million. 2Q25 3Q25 4Q25 1Q26 2Q26 1. Beginning Balance NPAs + 90PD 91.2$ 72.0$ 68.9$ 74.5$ 94.9$ Non-Accrual 2. Add: New Non-Accruals 21.9 15.5 22.8 46.1 53.6 3. Less: To Accrual or Payoff (32.0) (9.4) (9.1) (16.6) (17.7) 4. Less: To OREO (0.2) (1.3) (0.3) (0.5) (1.1) 5. Less: Charge-offs (4.2) (6.5) (7.3) (11.2) (6.2) 6. Non-Accrual Loans Change (14.5) (1.7) 6.1 17.8 28.6 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.2 1.3 0.3 1.3 1.1 8. Less: ORE Sold (5.0) (0.2) (0.9) (0.7) (0.8) 9. Less: ORE Losses (write-downs) - - - - - 10. ORE Change (4.8) 1.1 (0.6) 0.6 0.3 11. 90PD Change 0.1 (2.5) 0.1 2.0 5.7 12. NPAs + 90PD Change (19.2) (3.1) 5.6 20.4 34.6 13. Ending Balance NPAs + 90PD 72.0$ 68.9$ 74.5$ 94.9$ 129.5$

$14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $30.18 $29.80 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $30.02 $32.49 $31.98 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 TBVPS TBVPS Without AFS OCI $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $1.39 $1.43 $0.73 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 13.71% 14.08% 8.10% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $3.41 $3.88 $1.15 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 Track Record of Shareholder Value 23 Diluted Earnings per Share1Tangible Book Value per Share1 Dividends per Share CAGR 2015-2025: 8.5% Return on Tangible Common Equity1 1See “Non-GAAP Financial Information” for reconciliation 2Tangible book value per share excluding unrealized gain/loss in available for sale securities. 3Adjusted for acquisition-related expenses and loss on mortgage loan sale CAGR 2015-2025: 13.3% 2 CAGR 2015-2025: 7.5% Adjusted CAGR1 8.5% 12.23%3 $1.773

$6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 $19.0 $21.3 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 History of Organic and Whole Bank Acquisition Growth 24 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 ($309 M) ($138 M) ($2.5 B) ($1.3 B) ($483 M) ($1.1 B) 2026 ($2.5 B)

Vision for the Future 25 Mission: To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. Strategic Imperatives Vision: To enhance the financial wellness of the diverse communities we serve. PEOPLE CLIENTS PRODUCTS TECHNOLOGY Businesses Sharpening their Advantage through Focus on: Accelerated Growth through Targeted Acquisitions Organic Growth Maintain top-quartile financial results supported by leading governance, risk and compliance practices to ensure long-term sustainability Financial Objective Corporate Strategy: Our strategy is to build on our Midwestern strength—growing organically through more and deeper relationships enhanced through smarter use of technology and customer-centric products, while pursuing targeted acquisitions that expand our reach and impact.

APPENDIX

Loan Portfolio 27 Loan Portfolio Trends ($M) Year End Trends 2Q25 3Q25 4Q25 1Q26 2Q26 2023 2024 2025 1. C&I - Regional Banking 3,574$ 3,694$ 3,837$ 4,046$ 4,112$ 2,876$ 3,349$ 3,837$ 2. C&I - Sponsor Finance 867 911 898 832 845 795 766 898 3. CRE Owner Occupied 1,227 1,232 1,237 1,335 1,369 1,162 1,158 1,237 4. Total C&I Loans 5,668 5,837 5,972 6,213 6,326 4,833 5,273 5,972 5. Construction/Land/Land Dev. 836 789 805 900 874 958 792 805 6. CRE Non-Owner Occupied 2,171 2,305 2,339 3,192 3,272 2,401 2,274 2,339 7. Total CRE NOO Loans 3,007 3,094 3,144 4,092 4,146 3,359 3,066 3,144 8. Agricultural 265 276 283 311 323 263 256 283 9. Public Finance/Other Commercial 1,145 1,146 1,107 1,114 1,106 956 1,059 1,107 10. Total Commercial Loans 10,085 10,353 10,506 11,730 11,901 9,411 9,654 10,506 11. Residential Mortgage 2,426 2,436 2,440 2,274 2,361 2,304 2,389 2,440 12. Home Equity 674 687 711 1,105 1,119 618 660 711 13. Other Consumer 141 139 155 153 150 172 170 155 14. Total Resi Mortgage & Consumer 3,241 3,262 3,306 3,532 3,630 3,094 3,219 3,306 15. Total Loans 13,326$ 13,615$ 13,812$ 15,262$ 15,531$ 12,505$ 12,873$ 13,812$

Non-GAAP

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE

(Dollars and Shares Outstanding in Thousands, Except Per Share Amounts)	2Q25	3Q25	4Q25	1Q26	2Q26	6/30/24 YTD	6/30/25 YTD	6/30/26 YTD
Net Income Available to Common Stockholders (GAAP)	$ 56,363	$ 56,297	$ 56,596	$ 27,687	$ 43,511	$ 86,928	$ 111,233	$ 71,198
Adjustments:								
Net realized losses on sales of available for sale securities	1	-	-	-	-	51	8	-
Net loss on mortgage loans reclassified to held for sale	-	-	-	29,755	-			29,755
Acquisition-related expenses	-	276	524	16,968	3,830	-	-	20,798
Non-core expenses[1,2,3]	-	633	(743)	-	-	3,481	-	-
Tax on adjustments	-	(220)	53	(11,279)	(925)	(860)	(2)	(12,204)
Adjusted Net Income Available to Common Stockholders (non-GAAP)	$ 56,364	$ 56,986	$ 56,430	$ 63,131	$ 46,416	$ 89,600	$ 111,239	$ 109,547
Average Diluted Common Shares Outstanding	57,773	57,448	57,442	61,008	62,574	58,800	58,005	61,795
Diluted Earnings Per Common Share (GAAP)	$ 0.98	$ 0.98	$ 0.99	$ 0.45	$ 0.70	$ 1.48	$ 1.92	$ 1.15
Adjustments:								
Net realized losses on sales of available for sale securities	-	-	-	-	-	-	-	-
Net loss on mortgage loans reclassified to held for sale	-	-	-	0.49	-	-	-	0.48
Acquisition-related expenses	-	-	-	0.28	0.06	-	-	0.34
Non-core expenses[1,2,3]	-	0.01	(0.01)	-	-	0.06	-	-
Tax on adjustments	-	-	-	(0.19)	(0.02)	(0.01)	-	(0.20)
Adjusted Diluted Earnings Per Common Share (non-GAAP)	$ 0.98	$ 0.99	$ 0.98	$ 1.03	$ 0.74	$ 1.53	$ 1.92	$ 1.77

[1]Non-core expenses in 3Q25 included $0.6 million of severance costs

[2]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment

[3]Non-core expenses in 6/30/24 YTD includes $1.1 million from the FDIC special assessment and $2.4 million from the digital platform conversion costs

First Merchants

28

Non-GAAP

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED

(Dollars in Thousands, Except Per Share Amounts)	2Q25	3Q25	4Q25	1Q26	2Q26	6/30/24 YTD	6/30/25 YTD	6/30/26 YTD
Net Interest Income (GAAP)	$ 133,014	$ 133,665	$ 139,064	$ 151,303	$ 158,941	$ 255,634	$ 263,284	$ 310,244
Noninterest Income (GAAP)	31,303	32,477	33,106	5,829	37,156	57,972	61,351	42,985
Total Revenue	164,317	166,142	172,170	157,132	196,097	313,606	324,635	353,229
Less: Noninterest Expense (GAAP)	(93,598)	(96,561)	(99,522)	(125,145)	(115,347)	(188,347)	(186,500)	(240,492)
Add: Net Realized Losses on Sales of Available for Sale Securities	1	-	-	-	-	51	8	-
Add: Net loss on mortgage loans reclassified to held for sale	-	-	-	29,755	-	-	-	29,755
Add: Acquisition-Related Expenses (non-GAAP)	-	276	524	16,968	3,830	-	-	20,798
Add: Non-core Expenses[1,2,3] (non-GAAP)	-	633	(743)	-	-	3,481	-	-
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 70,720	$ 70,490	$ 72,429	$ 78,710	$ 84,580	$ 128,791	$ 138,143	$ 163,290
Average Assets (GAAP)	$ 18,508,785	$ 18,637,581	$ 19,039,989	$ 20,407,523	$ 21,253,171	$ 18,381,340	$ 18,425,723	$ 20,832,683
Average Equity (GAAP)	$ 2,340,010	$ 2,367,971	$ 2,452,005	$ 2,655,756	$ 2,702,249	$ 2,222,750	$ 2,340,440	$ 2,679,131
PTPP/Average Assets (PTPP ROA)	1.53%	1.51%	1.52%	1.54%	1.59%	1.40%	1.50%	1.57%
PTPP/Average Equity (PTPP ROE)	12.09%	11.91%	11.82%	11.86%	12.52%	11.59%	11.80%	12.19%

[1]Non-core expenses in 3Q25 included $0.6 million of severance costs
[2]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[3]Non-core expenses in 6/30/24 YTD includes $1.1 million from the FDIC special assessment and $2.4 million from the digital platform conversion costs

First Merchants.

29

Non-GAAP 30 NET INTEREST MARGIN ("NIM"), ADJUSTED 2Q25 3Q25 4Q25 1Q26 2Q26 6/30/24 YTD 6/30/25 YTD 6/30/26 YTD (Dollars in Thousands) Net Interest Income (GAAP) 133,014$ 133,665$ 139,064$ 151,303$ 158,941$ 255,634$ 263,284$ 310,244$ Fully Taxable Equivalent ("FTE") Adjustment 6,199 6,209 6,185 6,394 6,391 11,655 12,326 12,785 Net Interest Income (FTE) (non-GAAP) 139,213 139,874 145,249 157,697 165,332 267,289 275,610 323,029 Average Earning Assets (GAAP) 17,158,984$ 17,282,901$ 17,648,233$ 18,842,984$ 19,583,204$ 17,068,917$ 17,060,278$ 19,215,138$ Net Interest Margin (GAAP) 3.10% 3.09% 3.15% 3.21% 3.25% 3.00% 3.09% 3.23% FTE Adjustment 0.15% 0.15% 0.14% 0.14% 0.13% 0.13% 0.14% 0.13% Net Interest Margin (FTE) (non-GAAP) 3.25% 3.24% 3.29% 3.35% 3.38% 3.13% 3.23% 3.36%

Non-GAAP

EFFICIENCY RATIO

(Dollars in Thousands)	2Q25	3Q25	4Q25	1Q26	2Q26	6/30/24 YTD	6/30/25 YTD	6/30/26 YTD
Noninterest Expense (GAAP)	$ 93,598	$ 96,561	$ 99,522	$ 125,145	$ 115,347	$ 188,348	186,500	240,492
Less: Intangible Asset Amortization	(1,505)	(1,499)	(1,498)	(2,302)	(2,706)	(3,728)	(3,031)	(5,008)
Less: OREO and Foreclosure Expenses	(29)	(121)	(775)	(1,100)	(1,052)	(907)	(629)	(2,152)
Adjusted Noninterest Expense (non-GAAP)	92,064	94,941	97,249	121,743	111,589	183,713	182,840	233,332
Net Interest Income (GAAP)	133,014	133,665	139,064	151,303	158,941	255,634	263,284	310,244
Plus: Fully Taxable Equivalent Adjustment	6,199	6,209	6,185	6,394	6,391	11,655	12,326	12,785
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	139,213	139,874	145,249	157,697	165,332	267,289	275,610	323,029
Noninterest Income (GAAP)	31,303	32,477	33,106	5,829	37,156	57,972	61,351	42,985
Less: Investment Securities (Gains) Losses	1	-	-	-	-	51	8	-
Adjusted Noninterest Income (non-GAAP)	31,304	32,477	33,106	5,829	37,156	58,023	61,359	42,985
Adjusted Revenue (non-GAAP)	170,517	172,351	178,355	163,526	202,488	325,312	336,969	366,014
Efficiency Ratio (non-GAAP)	**53.99%**	**55.09%**	**54.52%**	**74.45%**	**55.11%**	**56.47%**	**54.26%**	**63.75%**
Adjusted Noninterest Expense (non-GAAP)	92,064	94,941	97,249	121,743	111,589	183,713	182,840	233,332
Acquisition-related expenses	-	(276)	(524)	(16,968)	(3,830)	-	-	(20,798)
Non-core expenses[1,2,3]	-	(633)	743	-	-	(3,481)	-	-
Adjusted Noninterest Expense Excluding Non-Core Expenses (non-GAAP)	92,064	94,032	97,468	104,775	107,759	180,232	182,840	212,534
Adjusted Revenue (non-GAAP)	170,517	172,351	178,355	163,526	202,488	325,312	336,969	366,014
Add: Net loss on mortgage loans reclassified to held for sale	-	-	-	29,755	-	-	-	29,755
Adjusted Revenue Excluding Net loss on mortgage loans reclassified to held for sale (non-GAAP)	170,517	172,351	178,355	193,281	202,488	325,312	336,969	395,769
Adjusted Efficiency Ratio (non-GAAP)	**53.99%**	**54.56%**	**54.65%**	**54.21%**	**53.22%**	**55.40%**	**54.26%**	**53.70%**

[1]Non-core expenses in 3Q25 included $0.6 million of severance costs
[2]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[3]Non-core expenses in 6/30/24 YTD includes $1.1 million from the FDIC special assessment and $2.4 million from the digital platform conversion costs

First Merchants.

31

Non-GAAP

	2Q24	2Q25	3Q25	4Q25	1Q26	2Q26
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	2,212,525	2,347,952	2,412,402	2,466,667	2,672,565	2,697,177
Adjust for Accumulated Other Comprehensive Loss[1]	211,979	189,975	155,864	130,135	148,861	133,593
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	25,000	25,000	25,000	25,000	25,000	25,000
Less: Disallowed Goodwill and Intangible Assets	(728,321)	(723,067)	(721,865)	(720,688)	(812,321)	(815,322)
Less: Disallowed Deferred Tax Assets	(282)	(473)	(418)	(97)	(4,208)	(3,743)
Total Tier 1 Capital (Regulatory)	$ 1,695,776	$ 1,814,262	$ 1,845,858	$ 1,875,892	$ 2,004,772	$ 2,011,580
Qualifying Subordinated Debentures	78,236	47,439	47,499	47,559	76,338	76,409
Allowance for Loan Losses includible in Tier 2 Capital	189,697	197,336	200,885	197,837	220,636	222,951
Total Risk-Based Capital (Regulatory)	$ 1,963,709	$ 2,059,037	$ 2,094,242	$ 2,121,288	$ 2,301,746	$ 2,310,940
Net Risk-Weighted Assets (Regulatory)	$ 15,161,104	$ 15,771,275	$ 16,059,891	$ 15,813,198	$ 17,640,901	$ 17,804,188
Total Risk-Based Capital Ratio (Regulatory)	**12.95%**	**13.06%**	**13.04%**	**13.41%**	**13.05%**	**12.98%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,695,776	$ 1,814,262	$ 1,845,858	$ 1,875,892	$ 2,004,772	$ 2,011,580
Less: Qualified Capital Securities	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Common Equity Tier 1 Capital (Regulatory)	$ 1,670,776	$ 1,789,262	$ 1,820,858	$ 1,850,892	$ 1,979,772	$ 1,986,580
Net Risk-Weighted Assets (Regulatory)	$ 15,161,104	$ 15,771,275	$ 16,059,891	$ 15,813,198	$ 17,640,901	$ 17,804,188
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.02%**	**11.35%**	**11.34%**	**11.70%**	**11.22%**	**11.16%**

[1] Includes net unrealized gains or losses on securities available for sale and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants

32

Non-GAAP

TANGIBLE COMMON EQUITY RATIO

Tangible Common Equity Ratio (dollars in thousands)	2Q24	2Q25	3Q25	4Q25	1Q26	2Q26
Total Stockholders' Equity (GAAP)	$ 2,212,525	$ 2,347,952	$ 2,412,402	$ 2,466,667	$ 2,672,565	$ 2,697,177
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(735,373)	(728,799)	(727,300)	(725,802)	(824,467)	(827,158)
Tangible Common Equity (non-GAAP)	$ 1,452,027	$ 1,594,028	$ 1,659,977	$ 1,715,740	$ 1,822,973	$ 1,844,894
Total Assets (GAAP)	$ 18,303,423	$ 18,592,777	$ 18,811,629	$ 19,025,101	$ 21,072,521	$ 21,348,765
Less: Intangible Assets	(735,373)	(728,799)	(727,300)	(725,802)	(824,467)	(827,158)
Tangible Assets (non-GAAP)	$ 17,568,050	$ 17,863,978	$ 18,084,329	$ 18,299,299	$ 20,248,054	$ 20,521,607
Tangible Common Equity Ratio (non-GAAP)	**8.27%**	**8.92%**	**9.18%**	**9.38%**	**9.00%**	**8.99%**

TANGIBLE COMMON EQUITY PER SHARE

Tangible Common Equity Per Share (dollars in thousands)	4Q15	4Q16	4Q17	4Q18	4Q19	4Q20	4Q21	4Q22
Total Stockholders' Equity (GAAP)	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645	$ 1,912,571	$ 2,034,770
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(25,125)
Less: Intangible Assets	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)	(570,860)	(747,844)
Tax Benefit	6,278	5,930	6,788	5,017	7,257	5,989	4,875	7,702
Tangible Common Equity, Net of Tax (non-GAAP)	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616	$ 1,346,461	$ 1,269,503
Common Shares Outstanding	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359	53,410,411	59,170,583
Tangible Common Equity per Share (non-GAAP)	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**	**$ 25.21**	**$ 21.45**

Tangible Common Equity Per Share (dollars in thousands)	4Q23	4Q24	2Q25	3Q25	4Q25	1Q26	2Q26
Total Stockholders' Equity (GAAP)	$ 2,247,713	$ 2,304,983	$ 2,347,952	$ 2,412,402	$ 2,466,667	$ 2,672,565	$ 2,697,177
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(739,101)	(731,830)	(728,799)	(727,300)	(725,802)	(824,467)	(827,158)
Tax Benefit	5,819	4,263	3,614	3,290	2,966	11,069	9,084
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,489,306	$ 1,552,291	$ 1,597,642	$ 1,663,267	$ 1,718,706	$ 1,834,042	$ 1,853,978
Common Shares Outstanding	59,424,122	57,974,535	57,272,433	57,192,497	56,951,939	62,508,055	62,205,528
Tangible Common Equity per Share (non-GAAP)	**$ 25.06**	**$ 26.78**	**$ 27.90**	**$ 29.08**	**$ 30.18**	**$ 29.34**	**$ 29.80**

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Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY

Return on Tangible Common Equity (dollars in thousands)	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024 YTD
Total Average Stockholders' Equity (GAAP)	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615	$ 1,825,135	$ 1,866,632	$ 1,972,445	$ 2,127,262	$ 2,222,750
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(18,875)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)	(567,512)	(699,803)	(736,601)	(731,706)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633	$ 1,298,995	$ 1,253,767	$ 1,365,536	$ 1,465,919
Net Income Available to Common Stockholders (GAAP)	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600	$ 205,531	$ 220,683	$ 221,911	$ 86,928
Plus: Intangible Asset Amortization, Net of Tax	1,720	2,542	3,670	5,307	4,736	4,730	4,540	6,537	6,906	2,945
Tangible Net Income (non-GAAP)	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330	$ 210,071	$ 227,220	$ 228,817	$ 89,873
Return on Tangible Common Equity (non-GAAP)	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**	**16.17%**	**18.12%**	**16.76%**	**12.26%**

Return on Tangible Common Equity (dollars in thousands)	4Q24	2024	2Q25	2025 YTD	3Q25	4Q25	2025	1Q26	2Q26	2Q26 YTD
Total Average Stockholders' Equity (GAAP)	$ 2,312,270	$ 2,252,491	$ 2,340,010	$ 2,340,440	$ 2,367,971	$ 2,452,005	$ 2,375,500	$ 2,655,756	$ 2,702,249	$ 2,679,131
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(728,218)	(730,295)	(725,813)	(726,362)	(724,619)	(723,466)	(725,193)	(784,490)	(813,608)	(799,129)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,558,927	$ 1,497,071	$ 1,589,072	$ 1,588,953	$ 1,618,227	$ 1,703,414	$ 1,625,182	$ 1,846,141	$ 1,863,516	$ 1,854,877
Net Income Available to Common Stockholders (GAAP)	$ 63,880	$ 199,527	$ 56,363	$ 111,233	$ 56,297	$ 56,596	$ 224,126	$ 27,687	$ 43,511	$ 71,198
Plus: Intangible Asset Amortization, Net of Tax	1,399	5,744	1,188	2,394	1,185	1,183	4,762	1,819	2,137	3,956
Tangible Net Income (non-GAAP)	$ 65,279	$ 205,271	$ 57,551	$ 113,627	$ 57,482	$ 57,779	$ 228,888	$ 29,506	$ 45,648	$ 75,154
Return on Tangible Common Equity (non-GAAP)	**16.75%**	**13.71%**	**14.49%**	**14.30%**	**14.21%**	**13.57%**	**14.08%**	**6.39%**	**9.80%**	**8.10%**

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Non-GAAP 35 ADJUSTED RETURNS ON AVERAGE ASSETS, AVERAGE STOCKHOLDERS' EQUITY, AND TANGIBLE COMMON EQUITY 1Q26 2Q26 6/30/26 YTD Return on Average Assets (GAAP) Reported (GAAP) 0.55% 0.83% 0.69% Effect of net loss on mortgage loans reclassified to held for sale 0.59% 0.00% 0.29% Effect of acquisition-related expenses 0.33% 0.07% 0.20% Effect of tax on adjustments (0.22%) (0.02%) (0.12%) Adjusted Return on Average Assets (non-GAAP) 1.25% 0.88% 1.06% Return on Average Stockholders' Equity (GAAP) Reported (GAAP) 4.17% 6.44% 5.32% Effect of net loss on mortgage loans reclassified to held for sale 4.48% 0.00% 2.22% Effect of acquisition-related expenses 2.56% 0.57% 1.55% Effect of tax on adjustments (1.70%) (0.14%) (0.91%) Adjusted Return on Average Stockholders' Equity (non-GAAP) 9.51% 6.87% 8.18% Return on Tangible Common Equity (GAAP) Reported (non-GAAP) 6.39% 9.80% 8.10% Effect of net loss on mortgage loans reclassified to held for sale 6.45% 0.00% 3.21% Effect of acquisition-related expenses 3.68% 0.83% 2.24% Effect of tax on adjustments (2.45%) (0.21%) (1.32%) Adjusted Return on Tangible Common Equity (non-GAAP) 14.07% 10.42% 12.23%